UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 5, 2014
Date of Report (Date of earliest event reported)

The Boeing Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL	60606-1596
(Address of Principal Executive Offices)	(Zip Code)

(312) 544-2000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 5, 2014, The Boeing Company (the “Company”) made certain amendments to the Company’s Supplemental Executive Retirement Plan, or SERP, pursuant to which eligible participants (generally, employees hired before 2009, which includes the Company’s named executive officers) will cease to accrue pension benefits under the SERP effective December 31, 2015.  Plan participants affected by this change will instead transition to a new defined contribution benefit, effective January 1, 2016.  Also, on March 5, 2014, the Company made certain amendments to the Company’s Supplemental Benefit Plan, or SBP, to reflect the new defined contribution benefit. This defined contribution benefit will consist of additional company contributions to the Company’s Voluntary Investment Plan, or VIP, and/or the SBP, as applicable, totaling 9%, 8% and 7% of eligible earnings for 2016, 2017 and 2018, respectively.  Thereafter, participants will generally receive the same company contributions to the VIP and SBP as those hired after 2008. The Defined Contribution SERP benefit under the SBP will also be extended, effective January 1, 2016, to certain executives hired before 2009 in the form of an additional contribution equal to 5% of eligible earnings plus, for those participants who are 55 or over, an incremental amount (payable for seven years) based on years of service. The foregoing description of the amendments to the SERP and SBP, which are effective as of March 1, 2014, is qualified in its entirety by reference to the amended and restated SERP and SBP. Copies of the amended and restated SERP and SBP are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events
On March 6, 2014, the Company announced certain changes to the Company’s principal non-union pension benefit plans.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Supplemental Executive Retirement Plan for Employees of The Boeing Company, as Amended and Restated effective March 1, 2014
10.2	Supplemental Benefit Plan for Employees of The Boeing Company, as Amended and Restated effective March 1, 2014
99.1	Press Release dated March 6, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY
By:	/s/ Michael F. Lohr
Michael F. Lohr
Vice President, Assistant General Counsel and Corporate Secretary
Dated: March 11, 2014

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Supplemental Executive Retirement Plan for Employees of The Boeing Company, as Amended and Restated effective March 1, 2014
10.2	Supplemental Benefit Plan for Employees of The Boeing Company, as Amended and Restated effective March 1, 2014
99.1	Press Release dated March 6, 2014